SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2014

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DIXIE FOODS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Florida	000-54536	80-0608195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4033 South Dean Martin Drive

Las Vegas, Nevada 89103

(Address of principal executive offices)

(702) 834-7101

(Registrant’s telephone number, including area code)

115 N.E. 6th Blvd.
Williston, Florida 32696

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of KCI Investments, LLC

Reference is made to that certain Agreement of Share Purchase and Sale of Assets dated April 13, 2014, and as amended on May 15, 2014 (the “Purchase Agreement”), by and among Dixie Foods International, Inc. (the “Company,” “we,” or “our company”), KCI Investments, LLC, a Nevada limited liability company (“KCI Investments”), KCI Holding 1, LLC, a Nevada limited liability company (“KCI Holding”), certain shareholders of the Company, Robert E. Jordan (the “Sellers’ Representative”), and Joel Bernstein as escrow agent (the “Escrow Agent”), which Purchase Agreement was reported on the Company’s Form 8-K filed on April 16, 2014, and its Form 8-K filed on May 19, 2014.  The information regarding the description of the material terms of the Agreement reported in the Form 8-K filings is incorporated herein by reference.

On June 4, 2014, we completed the acquisition of 100% of the issued and outstanding membership interests of KCI Investments from KCI Holding pursuant to the Purchase Agreement resulting in KCI Investments.  In exchange for the sale of the membership interests of KCI Investments to us, we issued to KCI Holding an aggregate of 34,508,976 shares of our common stock.  In addition, pursuant to the Purchase Agreement, KCI Holding purchased and acquired from certain shareholders of our company an aggregate of 6,305,400 shares of our issued and outstanding common stock.  As a result of the transactions contemplated by the Purchase Agreement, KCI Investments became our wholly owned subsidiary, and KCI Holding became a stockholder of our company owning an aggregate of 40,814,376 shares of our common stock, representing 96% of our issued and outstanding shares of common stock.

DESCRIPTION OF BUSINESS

KCI Investments, LLC

KCI Investments, LLC, was formed on November 8, 2004, but did not engage in any business operations until November 2010, when it executed its first area development agreement with Capriotti’s Sandwich Shop, Inc., a Nevada corporation (the “Capriotti’s Franchisor”), to develop, own and operate Capriotti’s Sandwich Shops in the counties of: Collin, Dallas, Denton and Tarrant in the State of Texas.

As of the date of this report, KCI Investments and the Capriotti’s Franchisor are parties to six such area development agreements requiring KCI Investments to establish and operate an aggregate of at least 99 Capriotti’s restaurants throughout certain areas of Texas, California and Nevada.  KCI Investments currently owns and/or operates through various management agreements:

•	four stores in Texas,

•	seven stores in California, and

•	one store inside the Station Casinos’ Green Valley Ranch Hotel and Casino in Henderson, Nevada.

Additionally, KCI Investments has entered into leases to establish: one new location in Texas; three new locations in California and two new locations in Nevada.  These new locations are in various stages of planning, permitting or construction.

The business and investment objective of KCI is to develop proven, award winning, fast casual and Quick Service Restaurant (“QSR”) restaurant franchises in heavily populated cities throughout the country, and provide its customers with the highest quality service and products.  To this end, KCI Investments to date has successfully negotiated:

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for Capriotti’s Sandwich Shops: an exclusive Area Development Agreement to develop at least 99 Capriotti’s Sandwich Shops in the entire Dallas-Fort Worth/Metroplex in Texas, the entire Orange, San Diego, and Imperial Counties, a portion of Los Angeles County in California, and parts of Las Vegas, Nevada -- all under the name “Capriotti’s Sandwich Shops”;

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for Papa John’s: an exclusive Area Development Agreement to develop at least 24 restaurants in trade areas stretching from Fresno to north of Sacramento, California – all under the name “Papa John’s”, and

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it recently reached an agreement in principal with celebrity chef Alex Stratta to develop, open and operate various proprietary restaurant concepts, which KCI Investments expects to own directly and/or act as a franchisor.

To date, KCI has spent in excess of $1.2 million on its various Area Development Agreements on separate franchise agreements related to the opening of specific locations.

The Capriotti’s Brand

Overview

Capriotti’s Sandwich Shop is an award winning chain of submarine sandwich restaurants focused on the growing fast casual market.  Capriotti’s concept is a dine-in or take-out, fast casual restaurant, offering an upbeat and comfortable atmosphere.  Founded in Wilmington, Delaware, Capriotti’s has over 37 years of experience servicing local markets with gourmet products that have made them “simply the best since 1976”.  The quality of the ingredients and unique menu items, along with the employees’ enthusiastic interaction with customers has grown Capriotti’s from a single family-owned location in Wilmington to more than 100 locations nationwide.

Capriotti’s features freshly made sandwiches where patrons can enjoy and experience a superior quality product with a gourmet taste.  Capriotti’s prides itself on its excellent reputation using the freshest ingredients in order to provide customers with a taste of home in every bite, and thus the restaurants compete on the basis of quality and service and not price.  Capriotti’s claims that its sandwiches have substantially more high-quality meat and fillings than other sandwich chains, which adds to the popularity and perceived value of the sandwiches.  Where most sandwich chains use highly processed deli meats for all of their sandwiches, Capriotti’s roasts whole turkeys and roast beefs each night.

Products and Services

KCI Investments’ restaurants offer Capriottis’ products, most of which are ordered at the store location and eaten in the store or picked up as to-go orders.  KCI also promotes the catering of its Capriotti’s products to businesses located in close proximity to its locations.

Papa John’s

KCI Investments has entered into an Area Development Agreement, dated March 17, 2014, with Papa John’s International, Inc., a Delaware corporation (the “Papa John’s Franchisor”), which granted KCI Investments the exclusive rights to develop at least 24 Papa John’s in trade areas stretching from Fresno to north of Sacramento, California.  It also provided for the Papa John’s Franchisor to provide KCI significant start-up subsidies and reduced annual royalty fees.  KCI Investments expects to build, own and operate between 24 and 45 Papa John’s restaurants in this territory.

The Papa John’s Brand

The Papa John’s brand is owned by Papa John’s International, Inc. (Stock Symbol: PZZA).  Papa John’s claims:

•	to be the world’s third largest pizza delivery company; and

•	that for 12 of the past 14 years, consumers have rated Papa John’s No. 1 in customer satisfaction among all national pizza chains in the American Customer Satisfaction Index (ACSI).

Papa John’s was the Official Pizza Sponsor of the National Football League and Super Bowl XLVIII.  Papa John’s operates and franchises pizza delivery and carryout restaurants under the Papa John’s trademark worldwide.  The company also operates dine-in and delivery restaurants in certain international markets.  As of December 29, 2013, it operated 4,428 Papa John’s restaurants consisting of 723 company-owned and 3,705 franchised restaurants in 50 states of the United States and 35 countries. The company was founded in 1985 and is headquartered in Louisville, Kentucky.

The typical Papa John’s franchise is a retail restaurant devoted primarily to the sale of pizza and related food products. The majority of Papa John’s franchises are operated on a delivery and carry-out basis.  However, there are a few restaurants that offer dine-in service and there may be additional restaurants with dine-in service developed in the future. Papa John’s does permit development of restaurants in non-traditional venues, such as sports stadiums and food courts.  The traditional Papa John’s franchise is typically operated in leased space located on or near main thoroughfares. Restaurants operated under the Non-Traditional Program are typically located in sports stadiums or arenas and generally do not offer delivery service.

Products and Services

KCI Investments’ restaurants will offer Papa John’s products, most of which are ordered by phone or online and they either picked up as to-go orders or delivered by Papa John’s drivers to customers at their locations.

Alex Stratta Concepts

On May 1, 2014, KCI Investments signed an agreement in principal with celebrity chef Alex Stratta to jointly develop, open and operate various restaurant and other food-service concepts.  Stratta was the first “Iron Chef”, having played the role of Iron Chef Italian on the television show Iron Chef USA, and has been nicknamed the “Italian Scallion”.  He was the recipient of the James Beard Foundation award for Best Chef Southwest in 1998 and was executive chef of his famous namesake restaurants, Alex’s and Stratta, both at the Wynn Hotel  in Las Vegas.  Alex’s awards include:

•	America’s Ten Best New Chefs, Food & Wine Magazine, 1994

•	Best Chef Southwest, James Beard Foundation, 1998;

•	Two Stars Michelin Guide for Alex;

•	AAA Five Diamond Award for Alex;

•	Five Stars Mobil Travel Guide for Alex, and

•	Gaming Hall of Fame 2006 Inductee

KCI Investments anticipates opening the first of three different restaurant concepts within the next year, and also anticipates expanding such concepts in the future with KCI Investments as the operator or the franchisor.

Employees

KCI Investments has a total of 153 full-time and part-time employees as of the date of this report.

Legal Proceedings

We are not a party to any material legal proceedings.

Government Regulation

The restaurants must comply with federal, state and local laws and regulations regarding health, sanitation, safety, fire, zoning, environment, wages, working hours, working conditions and disabilities.

Management of KCI Investments

Currently, KCI has two executive officers: Kenneth Antos as President and Richard Groberg as Vice President, Secretary and Treasurer.  Kenneth Antos and Donald Porges serve as KCI’s Co-Managers.

The persons listed below serve as the executive officers and other key employees of KCI Investments:

Name	Age	Position with Our Managing Member

Kenneth Antos	71	Founder, Chief Executive Officer and Chairman of the Board
Richard Groberg	56	Chief Financial Officer
Herbert Press	73	Senior Vice President, Real Estate & Construction
Peter DiDomizio	34	Vice President, Store Operations
Alex Stratta	49	Vice President, New Concept Development

Item 5.01	Changes in Control of Registrant.

The disclosure regarding the consummation of the transactions contemplated by the Purchase Agreement disclosed in Item 2.01 above is incorporated into this Item 5.01 by reference.  As a result of the transactions contemplated by the Purchase Agreement, KCI Holding became a stockholder of the Company owning an aggregate of 40,814,376 shares of our common stock, representing 96% of the outstanding voting shares of the Company.  As consideration for the shares issued by the Company, KCI Holding assigned and conveyed 100% of the issued and outstanding membership interests of KCI Investments to the Company resulting in our acquisition of KCI Investments as a wholly owned subsidiary.

KCI Holding is managed by its Co-Managers, Kenneth Antos, who is our new President, Chief Executive Officer and a member of our Board of Directors, and Donald Porges, who has been appointed to serve as a member of our Board of Directors effective 10 days after the filing by the Company of the Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with the Securities and Exchange Commission (the “Commission”).  The Co-Managers of KCI Holding have voting and dispositive control over the shares of our common stock held by KCI Holding.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the closing of the transactions described in Item 5.01 above, each of Robert M. Snibee, Jr., Robert P. Bova and Steven Silverman resigned from the Company’s Board of Directors, and Kenneth Antos was elected to the Board of Directors to fill a vacancy, all effective as of June 4, 2014.  Robert E. Jordan also resigned from the Board of Directors, effective 10 days after the filing by the Company of the Information Statement pursuant to Section 14(f) of the Exchange Act with the Commission.  Donald Porges was also elected to the Board of Directors to fill a vacancy, effective 10 days after the filing by the Company of the Information Statement pursuant to Section 14(f) of the Exchange Act with the Commission.

Additionally, Robert E. Jordan resigned as our President, Chief Executive Officer, and Chairman of the Board effective June 4, 2014, and Anthony Q. Joffe resigned as our Vice President and a member of our Board of Directors, all effective as of June 4, 2014.  To fill the office positions previously held by Mr. Jordan and Mr. Joffe, respectively, and appoint other positions, the Board of Directors appointed Kenneth Antos as the Company’s new President and Chief Executive Officer, and appointed Richard Groberg as the Company’s new Vice President, Secretary, Treasurer and Chief Financial Officer, effective as of June 4, 2014.

Directors and Executive Officers

The following table sets forth information concerning our executive officers and directors as of the date of this report:

Name	Age	Position

Kenneth Antos	71	President, Chief Executive Officer and Director
Richard Groberg	56	President, Secretary, Treasurer and Chief Financial Officer
Donald Porges	64	Director-elect

Our executive officers are appointed by, and serve at the discretion of, our Board of Directors.  There is no family relationship between any of our executive officers or directors.

Kenneth Antos has served as our President, Chief Executive Officer, and a member of our Board of Directors, since June 4, 2014.  Mr. Antos also is the President and Chairman of the Board of KCI Investments.  Mr. Antos brings more than thirty-five years of executive level experience in restaurant and retail operations and management.  Prior to founding KCI Investments, Mr. Antos partnered to help launch Twin Towers Trading Site Management LLC (Twin Towers Trading Site Management, LLC) where he was instrumental in helping to build out of approximately 1,800 Subway Franchisees.  Mr. Antos sold his interest in this business in 2012 to focus on KCI Investments.

Mr. Antos’ career also includes senior leadership positions with Circuit City Stores, which included Controller, Corporate Vice President and West Coast Division President where he was responsible for building the division from its inception to $3 billion in revenue.  In recognition of this achievement Executive Magazine name Mr. Antos retailer of the decade and his tenure was featured in the novel Good to Great where author Jim Collins acknowledged that during Mr. Antos’ time as Division President and Corporate Vice President “Circuit City generated the highest total return to shareholders of any company on the New York Stock Exchange”.  Mr. Antos is also a co-founder of Signal Sites, a wireless tower business where he successfully led negotiations with numerous Fortune 500 businesses including Walgreens, Shell Oil, Texaco, and Kroger, and sold the business to a national site acquisition firm within less than four years.

Mr. Antos is a graduate of Syracuse University where he received a degree in Finance and Accounting he also received his Master’s Degree in Business Administration from Harper College – now the State University of New York.

We believe that Mr. Antos’ experience as President and Chief Executive Officer of KCI Investments and his many years of industry experience qualify him to be a member of our Board of Directors.

Richard Groberg has served as our Vice President, Secretary, Treasurer and Chief Financial Officer since June 4, 2014.  Mr. Groberg is also the Chief Financial Officer of KCI Investments.  Mr. Groberg has more than 22 year of hands-on, senior operating experience starting, managing, growing (both organically and through acquisitions) and effecting exit strategies for start-ups, turnarounds and multi-unit operations seeking to expand rapidly.  Most recently, he served:

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from March 2012 to March 2014, as a founding partner and Director at Harrison James, LLC, a boutique investment bank that facilitated and managed investments by foreign nationals in projects and business ventures in “distressed” sections of the USA;

•	from September 2010 to March 2012, as a Partner in Landmark Development Partners, LLC. – a Las Vegas-based EB5 Regional Center;

•	from October 2008 to March 2010, as President and Chief Executive Officer of Wag Hotels, Inc., a Northern-California-based chain of luxury, pet hotels, and

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from June 2004 to September 2008, as Chief Financial Officer of Inova Management Company, the nonmedical manager and majority owner of the Sher Institutes for Reproductive Medicine, a national chain of human infertility centers.

Groberg also current serves as the President of Silver State Regional Center, a USCIS-approved EB5 Regional Center.

Mr. Groberg also has significant experience, both during the past 22 years and his prior 9 years in commercial and investment banking, in: mergers and acquisitions; integration of acquisitions; joint ventures; real estate-related transactions; patent and trademark issues; raising public and private equity and debt, and initiating, negotiating and consummating liquidity events for shareholders.

Mr. Groberg is a graduate of Fordham University, where he received a Master’s degree in Business, and Emory University where he received a Bachelor’s degree in English.

Donald Porges will become a member of our Board of Directors effective 10 days after the filing by the Company of the Information Statement pursuant to Section 14(f) of the Exchange Act with the Commission.  Since November 2011, Mr. Porges has been providing various accounting services to KCI Investments.  Mr. Porges is a Certified Public Accountant licensed in the State of Florida and has been self-employed since June 1981.  Presently, he practices as the member manager of Donald K. Porges, CPA, LLC, a position he has held since 1981.  His clients are located thought the United States, Canada, Australia and Great Britain. Mr. Porges is also a licensed Certified Forensic Accountant.  Mr. Porges is a Member of the American Institute of Certified Public Accountants, Florida Institute of Certified Public and the Institute of Certified Forensic Accountants.  He is also active in community services, including serving in various officer or management capacities with Rotary International, Waterford Education Foundation, Mizner Falls Homeowners Association and Boynton Beach Chamber of Commerce.

Mr. Porges is a graduate of C.W. Post College of Long Island University where he received a degree in Accounting.

We believe that Mr. Porges’ experience as a Certified Public Accountant and his many years of experience serving in various management capacities of community organizations qualify him to be a member of our Board of Directors.

Item 8.01	Other Events.

As a result of our acquisition of KCI Investments as our wholly owned subsidiary and the implementation of new management, our company is now engaged in a new business.  See disclosure in Item 2.01 above for a description of the business of KCI Investments.

This information contained in this report contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events and similar expressions.  Forward-looking statements may be identified by use of words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” or “potential” or similar words or phrases which are predictions of or indicate future events or trends.  Statements such as those concerning potential acquisition activity, investment objectives, strategies, opportunities, other plans and objectives for future operations or economic performance are based on the Company’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties.  Any of these statements could prove to be inaccurate and actual events or investments and results of operations could differ materially from those expressed or implied.  To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements, including its ability to invest in a diversified portfolio of quality real estate investments, may be significantly and negatively impacted.  You are cautioned not to place undue reliance on any forward-looking statements and the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. The Company intends to file the required financial statements on or before July 31, 2014, by amendment to this Form 8-K.

(b)	Pro forma financial information. The Company intends to file the required pro forma information on or before July 31, 2014, by amendment to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIXIE FOODS INTERNATIONAL, INC.

Dated: June 10, 2014	/s/ Richard Groberg
Richard Groberg
Chief Financial Officer